UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2015

KAR Auction Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34568 (Commission File Number)	20-8744739 (I.R.S. Employer Identification No.)
13085 Hamilton Crossing Boulevard Carmel, Indiana 46032 (Address of principal executive offices) (Zip Code)
(800) 923-3725 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 — Regulation FD
Item 7.01 Regulation FD Disclosure.

On February 23, 2015, ADESA, Inc. ("ADESA"), a wholly owned subsidiary of KAR Auction Services, Inc., issued a press release announcing that ADESA has decided to not participate in a proposed multi-platform system (MPS) initiative.

The press release issued on February 23, 2015 announcing the foregoing events is furnished with this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Exhibit Description
99.1	ADESA Announces Decision to Not Participate in Proposed Multi-Platform System (MPS) Initiative, dated February 23, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAR AUCTION SERVICES, INC.

Dated: February 23, 2015	By:	/s/	Rebecca C. Polak
	Name:		Rebecca C. Polak
	Title:		Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit Description
99.1	ADESA Announces Decision to Not Participate in Proposed Multi-Platform System (MPS) Initiative, dated February 23, 2015